SEGMENT INFORMATION (Tables)	3 Months Ended
Mar. 31, 2022
Segment Reporting [Abstract]
Summary of Financial Information by Segment
The following table includes the reconciliation of Adjusted EBIT for Industrial Activities to net income, the most comparable U.S. GAAP financial measure, for the three months ended March 31, 2022 and 2021.

	Three Months Ended March 31,
	2022	2021
	(in millions)
Agriculture	$426	$399
Construction	32	25
Unallocated items, eliminations and other	(29)	(31)
Total Adjusted EBIT of Industrial Activities	$429	$393
Financial Services Net Income	82	78
Financial Services Income Taxes	36	26
Interest expense of Industrial Activities, net of interest income and eliminations	(35)	(40)
Foreign exchange gains (losses), net of Industrial Activities	(13)	(11)
Finance and non-service component of Pension and other post-employment benefit cost of Industrial Activities(1)	38	34
Restructuring expense of Industrial Activities	(2)	(1)
Other discrete items of Industrial Activities(2)	(40)	—
Income (loss) before taxes	$495	$479
Income tax (expense) benefit	(159)	(116)
Net income (loss) of discontinued operations	$—	$62
Net income (loss)	$336	$425
(1) In the three months ended March 31, 2022, this item includes the pre-tax gain of $30 million as a result of the amortization over approximately 4.5 years of the $527 million positive impact from the 2018 modification of a healthcare plan in the U.S. and a pre-tax gain of $6 million as a result of the amortization over 4 years of the $101 million positive impact from 2021 modifications of a healthcare plan in the U.S. In the three months ended March 31, 2021, this item includes the pre-tax gain of $30 million as a result of the 2018 modification.
(2) In the three months ended March 31, 2022, this item included $44 million of asset write-downs, $3.8 million of separation costs incurred in connection with our spin-off of the Iveco Group Business and $7.8 million of income from the two Raven businesses that are held for sale.